UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007

United PanAm Financial Corp.

(Exact name of registrant as specified in its charter)

California	94-3211687
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24051

3990 Westerly Place, Suite 200

Newport Beach, California 92660

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 224-1917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1) On July 30, 2007, United PanAm Financial Corp., a California corporation (“Registrant”) entered into an executive employment agreement (the “CEO Agreement”) with Ray C. Thousand, pursuant to which Mr. Thousand will serve as President and Chief Executive Officer of Registrant and Registrant’s automobile finance subsidiary, United Auto Credit Corporation (“UACC”). Pursuant to the CEO Agreement, which supersedes Mr. Thousand’s prior employment agreement with Registrant, Mr. Thousand will (i) receive a base salary at the rate of $555,556 per annum from January 1, 2007 to December 31, 2007, $656,250 per annum from January 1, 2008 to December 31, 2008, and $689,063 per annum from January 1, 2009 to December 31, 2009, (ii) be eligible to receive an annual bonus of up to 60%, 40% and 40% of his base salary for fiscal 2007, fiscal 2008 and fiscal 2009, respectively, which annual bonus shall be based upon the satisfaction of performance goals approved annually by Registrant’s board of directors (the “Board”), and (iii) be eligible to receive an annual discretionary bonus in an amount and at a time to be determined by the Board. Mr. Thousand will be entitled to four weeks paid annual vacation, an automobile allowance of $200 per month, and reimbursement for any and all ordinary and necessary business expenses that he reasonably incurs in connection with the business of Registrant. Mr. Thousand will also be entitled to participate in Registrant’s medical, dental, vision, life insurance and long-term disability plans. Additionally, Mr. Thousand was granted 19,150 shares of restricted stock on July 10, 2007, and will be granted additional shares of restricted stock on February 1, 2008 and February 1, 2009, in each case with a fair market value of $275,000 on the date of such grant. Each of the July 10, 2007, February 1, 2008 and February 1, 2009 restricted stock grants are or will vest in three equal installments on the third, fourth and fifth anniversaries of each grant date subject to a performance requirement that Registrant achieve a 10% annual growth in pre-tax income from 2007, provided that for vesting purposes the July 10, 2007 restricted stock grant shall be deemed to have been made as of February 1, 2007.

The CEO Agreement will expire on December 31, 2009 unless sooner terminated or extended. In the event that Registrant terminates Mr. Thousand’s employment (a) for “cause” (as such term is defined in the CEO Agreement), Mr. Thousand will have no right to receive compensation or other benefits from Registrant after the effective date of such termination, and all bonus compensation otherwise accrued will be forfeited, (b) without “cause,” Mr. Thousand will be entitled to a payment equal to twelve months salary at the then current base salary amount, plus prorated bonus, through the date of termination, (c) as a result of Mr. Thousand’s disability, Mr. Thousand will be entitled to a payment equal to the difference between six months salary at the then current base salary amount and any disability payments provided to Mr. Thousand through insurance plans offered by Registrant, plus prorated bonus, through the date of termination, or (d) as a result of Mr. Thousand’s death, Mr. Thousand’s heirs or legal representatives will be entitled to a payment equal to Mr. Thousand’s base salary through the date of termination, plus prorated bonus, through the date of termination, plus any compensation previously deferred by Mr. Thousand and any accrued vacation and/or sick leave pay and/or other amounts due to Mr. Thousand pursuant to the terms of any applicable welfare benefit plan. Mr. Thousand has agreed (i) for a period of one year after the termination of his employment with Registrant not to engage in any work that could conflict with the interests of Registrant, including any work in the non-prime Auto Finance business, (ii) for a period of two years after the termination of his employment with Registrant not to contact any of Registrant’s customers for the purpose of inducing or encouraging them to divert business from Registrant, and (iii) for a period of two years after the termination of his employment with Registrant not to contact any employees of Registrant for the purpose of inducing or encouraging them to discontinue their employment with Registrant.

The foregoing description of the CEO Agreement is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

(2) On July 30, 2007, Registrant entered into an executive employment agreement (the “CFO Agreement”) with Arash Khazei, pursuant to which Mr. Khazei will serve as Chief Financial Officer and Executive Vice President of Registrant and UACC. Pursuant to the CFO Agreement, which supersedes Mr. Khazei’s prior employment agreement with Registrant, Mr. Khazei will (i) receive a base salary at the rate of $220,000 per annum from January 1, 2007 to December 31, 2007, $270,000 per annum from January 1, 2008 to December 31, 2008, and $283,500 per annum from January 1, 2009 to December 31, 2009, and (ii) be eligible to receive an annual bonus of up to 50%, 40% and 40% of his base salary for fiscal 2007, fiscal 2008 and fiscal 2009, respectively, which annual bonus shall be based upon the satisfaction of performance goals approved annually by the Board. Mr. Khazei will be entitled to four weeks paid annual vacation, an automobile allowance of $200 per month, and reimbursement for any and all ordinary and necessary business expenses that he reasonably incurs in connection with the business of Registrant. Mr. Khazei will also be entitled to participate in Registrant’s medical, dental, vision, life insurance and long-term disability plans. Additionally, Mr. Khazei was granted 10,445 shares of restricted stock on July 10, 2007, and will be granted additional shares of restricted stock on February 1, 2008 and February 1, 2009, in each case with a fair market value of $150,000 on the date of such grant. Each of the July 10, 2007, February 1, 2008 and February 1, 2009 restricted stock grants are or will vest in three equal installments on the third, fourth and fifth anniversaries of each grant date, provided that for vesting purposes the July 10, 2007 restricted stock grant shall be deemed to have been made as of February 1, 2007.

The CFO Agreement will expire on December 31, 2009 unless sooner terminated or extended. In the event that Registrant terminates Mr. Khazei’s employment (a) for “cause” (as such term is defined in the CFO Agreement), Mr. Khazei will have no right to receive compensation or other benefits from Registrant after the effective date of such termination, and all bonus compensation otherwise accrued will be forfeited, (b) without “cause,” Mr. Khazei will be entitled to a payment equal to twelve months salary at the then current base salary amount, plus prorated bonus, through the date of termination, (c) as a result of Mr. Khazei’s disability, Mr. Khazei will be entitled to a payment equal to the difference between six months salary at the then current base salary amount and any disability payments provided to Mr. Khazei through insurance plans offered by Registrant, plus prorated bonus, through the date of termination, or (d) as a result of Mr. Khazei’s death, Mr. Khazei’s heirs or legal representatives will be entitled to a payment equal to Mr. Khazei’s base salary through the date of termination, plus prorated bonus, through the date of termination, plus any compensation previously deferred by Mr. Khazei and any accrued vacation and/or sick leave pay and/or other amounts due to Mr. Khazei pursuant to the terms of any applicable welfare benefit plan. Mr. Khazei has agreed (i) for a period of one year after the termination of his employment with Registrant not to engage in any work that could conflict with the interests of Registrant, including any work in the non-prime Auto Finance business, (ii) for a period of two years after the termination of his employment with Registrant not to contact any of Registrant’s customers for the purpose of inducing or encouraging them to divert business from Registrant, and (iii) for a period of two years after the termination of his employment with Registrant not to contact any employees of Registrant for the purpose of inducing or encouraging them to discontinue their employment with Registrant.

The foregoing description of the CFO Agreement is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

(3) On July 30, 2007, Registrant entered into an executive employment agreement (the “CMO Agreement”) with Mario Radrigan, pursuant to which Mr. Radrigan will serve as Chief Marketing Officer and Executive Vice President of Registrant and UACC. Pursuant to the CMO Agreement, which supersedes Mr. Radrigan’s prior employment agreement with Registrant, Mr. Radrigan will (i) receive a base salary at the rate of $225,000 per annum from January 1, 2007 to December 31, 2007, $236,250 per annum from January 1, 2008 to December 31, 2008, and $248,063 per annum from January 1, 2009 to December 31, 2009, and (ii) be eligible to receive an annual bonus of up to 35% of his base salary for fiscal 2007, fiscal 2008 and fiscal 2009, which annual bonus shall be based upon the satisfaction of performance goals approved annually by the Board. Mr. Radrigan will be entitled to four weeks paid annual vacation, an automobile allowance of $200 per month, and reimbursement for any and all ordinary and necessary business expenses that he reasonably incurs in connection with the business of Registrant. Mr. Radrigan will also be entitled to participate in Registrant’s medical, dental, vision, life insurance and long-term disability plans. Additionally, Mr. Radrigan was granted 5,222 shares of restricted stock on July 10, 2007, and will be granted additional shares of restricted stock on February 1, 2008 and February 1, 2009, in each case with a fair market value of $75,000 on the date of such grant. Each of the July 10, 2007, February 1, 2008 and February 1, 2009 restricted stock grants are or will vest in three equal installments on the third, fourth and fifth anniversaries of each grant date, provided that for vesting purposes the July 10, 2007 restricted stock grant shall be deemed to have been made as of February 1, 2007.

The CMO Agreement will expire on December 31, 2009 unless sooner terminated or extended. In the event that Registrant terminates Mr. Radrigan’s employment (a) for “cause” (as such term is defined in the CMO Agreement), Mr. Radrigan will have no right to receive compensation or other benefits from Registrant after the effective date of such termination, and all bonus compensation otherwise accrued will be forfeited, (b) without “cause,” Mr. Radrigan will be entitled to a payment equal to twelve months salary at the then current base salary amount, plus prorated bonus, through the date of termination, (c) as a result of Mr. Radrigan’s disability, Mr. Radrigan will be entitled to a payment equal to the difference between six months salary at the then current base salary amount and any disability payments provided to Mr. Radrigan through insurance plans offered by Registrant, plus prorated bonus, through the date of termination, or (d) as a result of Mr. Radrigan’s death, Mr. Radrigan’s heirs or legal representatives will be entitled to a payment equal to Mr. Radrigan’s base salary through the date of termination, plus prorated bonus, through the date of termination, plus any compensation previously deferred by Mr. Radrigan and any accrued vacation and/or sick leave pay and/or other amounts due to Mr. Radrigan pursuant to the terms of any applicable welfare benefit plan. Mr. Radrigan has agreed (i) for a period of one year after the termination of his employment with Registrant not to engage in any work that could conflict with the interests of Registrant, including any work in the non-prime Auto Finance business, (ii) for a period of two years after the termination of his employment with Registrant not to contact any of Registrant’s customers for the purpose of inducing or encouraging them to divert business from Registrant, and (iii) for a period of two years after the termination of his employment with Registrant not to contact any employees of Registrant for the purpose of inducing or encouraging them to discontinue their employment with Registrant.

The foregoing description of the CMO Agreement is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.

(4) On July 30, 2007, Registrant entered into an executive employment agreement (the “CAO Agreement”) with Stacy M. Friederichsen, pursuant to which Ms. Friederichsen will serve as Chief Administrative Officer and Executive Vice President of Registrant and UACC. Pursuant to the CAO Agreement, Ms. Friederichsen will (i) receive a base salary at the rate of $225,000 per annum from January 1, 2007 to December 31, 2007, $236,250 per annum from January 1, 2008 to December 31, 2008, and $248,063 per annum from January 1, 2009 to December 31, 2009, and (ii) be eligible to receive an annual bonus of up to 35% of her base salary for fiscal 2007, fiscal 2008 and fiscal 2009, which annual bonus shall be based upon the satisfaction of performance goals approved annually by the Board. Ms. Friederichsen will be entitled to four weeks paid annual vacation, an automobile allowance of $350 per month, and reimbursement for any and all ordinary and necessary business expenses that she reasonably incurs in connection with the business of Registrant. Ms. Friederichsen will also be entitled to participate in Registrant’s medical, dental, vision, life insurance and long-term disability plans. Additionally, Ms. Friederichsen was granted 5,222 shares of restricted stock on July 10, 2007, and will be granted additional shares of restricted stock on February 1, 2008 and February 1, 2009, in each case with a fair market value of $75,000 on the date of such grant. Each of the July 10, 2007, February 1, 2008 and February 1, 2009 restricted stock grants are or will vest in three equal installments on the third, fourth and fifth anniversaries of each grant date, provided that for vesting purposes the July 10, 2007 restricted stock grant shall be deemed to have been made as of February 1, 2007.

The CAO Agreement will expire on December 31, 2009 unless sooner terminated or extended. In the event that Registrant terminates Ms. Friederichsen’s employment (a) for “cause” (as such term is defined in the CAO Agreement), Ms. Friederichsen will have no right to receive compensation or other benefits from Registrant after the effective date of such termination, and all bonus compensation otherwise accrued will be forfeited, (b) without “cause,” Ms. Friederichsen will be entitled to a payment equal to twelve months salary at the then current base salary amount, plus prorated bonus, through the date of termination, (c) as a result of Ms. Friederichsen’s disability, Ms. Friederichsen will be entitled to a payment equal to the difference between six months salary at the then current base salary amount and any disability payments provided to Ms. Friederichsen through insurance plans offered by Registrant, plus prorated bonus, through the date of termination, or (d) as a result of Ms. Friederichsen’s death, Ms. Friederichsen’s heirs or legal representatives will be entitled to a payment equal to Ms. Friederichsen’s base salary through the date of termination, plus prorated bonus, through the date of termination, plus any compensation previously deferred by Ms. Friederichsen and any accrued vacation and/or sick leave pay and/or other amounts due to Ms. Friederichsen pursuant to the terms of any applicable welfare benefit plan. Ms. Friederichsen has agreed (i) for a period of one year after the termination of her employment with Registrant not to engage in any work that could conflict with the interests of Registrant, including any work in the non-prime Auto Finance business, (ii) for a period of two years after the termination of her employment with Registrant not to contact any of Registrant’s customers for the purpose of inducing or encouraging them to divert business from Registrant, and (iii) for a period of two years after the termination of her employment with Registrant not to contact any employees of Registrant for the purpose of inducing or encouraging them to discontinue their employment with Registrant.

The foregoing description of the CAO Agreement is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated herein by reference.

Item 9.01	Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Executive Employment Agreement dated July 30, 2007, by and between United PanAm Financial Corp. and Ray C. Thousand

10.2	Executive Employment Agreement dated July 30, 2007, by and between United PanAm Financial Corp. and Arash Khazei

10.3	Executive Employment Agreement dated July 30, 2007, by and between United PanAm Financial Corp. and Mario Radrigan

10.4	Executive Employment Agreement dated July 30, 2007, by and between United PanAm Financial Corp. and Stacy M. Friederichsen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp.
(Registrant)

Dated: August 3, 2007	By:	/s/ Ray Thousand
	Name:	Ray Thousand
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Executive Employment Agreement dated July 30, 2007, by and between United PanAm Financial Corp. and Ray C. Thousand

10.2	Executive Employment Agreement dated July 30, 2007, by and between United PanAm Financial Corp. and Arash Khazei

10.3	Executive Employment Agreement dated July 30, 2007, by and between United PanAm Financial Corp. and Mario Radrigan

10.4	Executive Employment Agreement dated July 30, 2007, by and between United PanAm Financial Corp. and Stacy M. Friederichsen

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